                                 EXHIBIT 10.1

========================================================================================================================
HEADLANDS MORTGAGE                                          Statement to Noteholders

========================================================================================================================
Revolving Home Equity Loan  LIBOR:                            5.68750%  Current Collection Period:         3-1-98 thru 3-31-98
Asset-Backed Notes          Margin:                           0.18000%  P&S Agreement Date:                  8/1/97
Series 1998-1               Class A  Note Rate:               5.88750%  Original Closing Date:              8/21/97
                            Class S  Note Rate:               1.25000%  Distribution Date:                  4/15/98

                            Interest Period  3/25/98 thru        21     Record Date:                        4/14/98
                            4/14/98:
                            Weighted Average Loan Rate:       9.85200%  Investor Floating Allocation %:    97.99963%

                            Weighted Average Net Loan Rate:   7.92450%  Investor Fixed Allocation %:       98.00000%

                            Maximum Rate:                     7.92450%  Pool Factor:                      100.0000000%
========================================================================================================================

BALANCES
       Beginning Pool Balance                                                                         195,494,620.04
       Beginning Invested Amount                                                                      191,584,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC8                                             191,584,000.00
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                           191,584,000.00

       Ending Pool Balance                                                                            194,776,023.84
       Ending Invested Amount                                                                         191,584,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                                               191,584,000.00
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              191,584,000.00

       Additional Balances                                                                              2,766,031.06

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                    198
       Subsequent Mortgage Loan Asset Balance (Current Date)                                            7,150,711.25
       Cumulative Number of all Subsequent Mortgage Loans                                                          0
       Cumulative Subsequent Mortgage Loan Asset Balance                                                        0.00

       Beginning Loan Count                                                                                    4,307
       Ending Loan Count                                                                                       4,265


DISTRIBUTION AMOUNTS

       Total Investor Noteholders Distribution Amount
                                                                                                          797,667.97
       Class A Note Interest
                                                                                                          957,971.30
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00

       Previous Investor Loss Amount                                                                            0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)                0.00
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                             657,971.30

       Class S Note Interest                                                                              139,696.67
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             139,696.67

LOSSES/RETRANSFERS

       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

       Total Class A Note Distribution Amount Allocable to Interest                                        3.4343750
       Total Class S Note Distribution Amount Allocable to Interest                                        0.7291667
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       0.0000000
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      3.4343750
       Total Amount Distributed to Class S Noteholder                                                      0.7291667
       Total Amount Distributed to Noteholders                                                             4.1635417

       Credit Enhancement Draw Amount                                                                           0.00


       Class A Service Fee                                                                                 79,826.67

DELINQUENCIES/FORECLOSURES

       Number of Mortgages 31 to 60 Days Delinquent                                                               40
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               1,879,409.00
       Number of Mortgages 61 to 90 Days Delinquent                                                                1
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                  97,616.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       2
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                         73,650.62
       Number of Mortgages 181 or more Days Delinquent                                                             0

       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00
       Number of Mortgage Loans in Foreclosure                                                                     1
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                       36,203.00

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next Distribution             LIBOR     5.65625%                                    5.85625%

=====================================================================================================================
       Spread Account Balance:
                                                                                                          488,736.55
       Spread Account Transfer to Collection Account:                                                           0.00


================================================================================================
HEADLANDS
MORTGAGE             SERVICING CERTIFICATE

================================================================================================
Revolving Home       LIBOR:                         5.68750%   Current Collection      3-1-98 thru 3-31-98
Equity Loan                                                    Period:
Asset-Backed         Margin:                        0.20000%   S&S Agreement Date:         3/1/98
Certificates
Series 1998-1        Class A  Certificate Rate:     5.88750%   Original Closing Date:     3/25/98
                     Class S  Certificate Rate:     1.25000%   Distribution Date:         4/15/98
                     Interest Period  3/25/98         21       Record Date:               4/14/98
                     thru 4/14/98:
                     Weighted Average Loan Rate:    9.85200%   Pool Factor:             100.0000000%
                     Weighted Average Net           7.92450%   Investor Floating         97.99963%
                     Loan Rate:                                Allocation %:IFAP
                                                               Investor Fixed            98.00000%
                                                               Allocation %:

                     Maximum Rate:                  7.92450%   Beginning                  2.00000%
                                                               Transferor Interest
                     Servicing Fee Rate:            0.50000%   Spread Account           5,864,838.60
                                                               Maximum 3%:
                     Premium Fee Rate:              0.17000%   Required                 1,466,209.65
                                                               Overcollaterialization
                                                               Amt:
                     Trustee Fee                    0.00750%   Certificateholders       3,910,620.04
                                                               Subordinated Amt

===============================================================================================
BALANCES
         Beginning Pool Balance                                             195,494,620.04
         Beginning Invested Amount                                          191,584,000.00
         Beginning Certificateholders Subordinated Principal Balance          3,910,620.04
         Beginning Class A Certificate Balance -- CUSIP                     191,584,000.00
         Beginning Class S Certificate Balance (Notional Amount) -- CUSIP   191,584,000.00
         Overcollateralization Amount                                                 0.00
         Overcollateralization Loan Amount                                            0.00

         Ending Pool Balance                                                194,776,023.84
         Ending Invested Amount                                             191,584,000.00
         Ending Certificateholders Subordinated Principal Balance             3,910,620.04
         Certificateholders Subordinated Balance (TSA)                        3,910,620.04
         Ending Class A Certificate Balance -- CUSIP                        191,584,000.00
         Ending Class S Certificate Balance (Notional Amount) -- CUSIP      191,584,000.00

         Additional Balances                                                  2,766,031.06

         Number of all Retransferred Mortgage Loans (Current Retransfer                  0
         Date)
         Retransferred Mortgage Loan Trust Balances (Current Retransfer               0.00
         Date)
         Cumulative Number of all Retransferred Mortgage Loans (From                     0
         Previous Distributions)
         Cumulative Retransferred Mortgage Loan Trust Balances (From                  0.00
         Previous Distributions)
         Number of all Subsequent Mortgage Loans (Current Date)                        198
         Subsequent Mortgage Loan Asset Balance (Current Date)                7,150,711.25
         Cumulative Number of all Subsequent Mortgage Loans                              0
         Cumulative Subsequent Mortgage Loan Asset Balance                            0.00

         Beginning Loan Count                                                        4,307
         Ending Loan Count                                                           4,265

COLLECTION AMOUNTS

   1     Aggregate of All Mortgage Collections (Gross)                        4,198,508.45
   2     Total Mortgage Interest Collections (Gross)                            713,881.19
         Servicing Fees (current collection period)                              57,019.26
         Deferred Interest Transfer  (DI)                                             0.00
      3a      Mortgage Principal Collections                                  3,484,627.26
      3b      Insurance Proceeds                                                      0.00
      3c      Net Liquidation Proceeds                                                0.00
   3     Total Mortgage Principal Collections                                 3,484,627.26
         Aggregate of Transfer Deposits                                               0.00
         Investor Loss Amount                                                         0.00
         Aggregate Investor Loss Reduction                                            0.00
         Amount

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
         Investor Interest Collections (Gross+DI -Service Fee)*IFAP             643,722.24
         Investor Principal Collections (zero available until end of                  0.00
         funding period)
         Transferor Interest Collections                                         13,139.68
         Transferor Principal Collections                                             0.00

DISTRIBUTION AMOUNTS

         Class A Certificate Interest 5.01 (i)                                  657,971.30
         Unpaid Class A Certificate Interest Shortfall (current cycle)                0.00
         5.01(i)
         Class S Certificate Interest 5.01 (ii)                                 139,696.67
         Unpaid Class S Certificate Interest Shortfall (current cycle)                0.00
         5.01 (ii)
         Investor Loss Amount  5.01(iii)                                              0.00
         Previous Investor Loss Amount 5.01(iv)                                       0.00
         Monthly Insurance Premium 5.01(v)                                       18,998.75
         Credit Enhancer Reimbursement 5.01(vi)                                       0.00
         Accelerated Principal Distribution Amount 5.01(vii)                          0.00
         Spread Account Deposit 5.01(viii)                                            0.00
         Trustee Fee 5.01 (ix)                                                    1,221.84
         Payment to Servicer per Section 7.03 5.01 (x)                                0.00
         Deferred Interest 5.01 (xi)                                                  0.00
         Remaining Amount to Transferor 5.01 (xii)                                    0.00
         Total Certificate Distribution Allocable to                            817,888.55
         Interest

         Maximum Principal Payment                                            3,414,934.71
         Alternative Principal Payment                                          718,596.20
         Guaranteed Principal Distribution Amount (afterTSA= zero)                    0.00
         Scheduled Principal Collection Payment  (Lesser of Max Prin and              0.00
         Alter Prin)
         Accelerated Principal Distribution Amount 5.01(vii) / Investor               0.00
         Loss Amount
         Total Certificate Distribution Allocable to                                  0.00
         Principal

         Transferor Interest Collections                                         13,139.68
         Transferor Interest Collections 5.01 (xii)                                   0.00
         Transferor Principal Collections                                             0.00

         Transferor Distribution Amount                                          13,139.68

              LOSSES/RETRANSFERS

         Unpaid Class A Certificate Interest Shortfall Due (From Previous             0.00
         Distributions)
         Unpaid Class S Certificate Interest Shortfall Due (From Previous             0.00
         Distributions)
         Interest Earned on Shortfall @ applicable Certificate Rate                   0.00
         Investor Loss Reduction Amount (From Previous Distributions)                 0.00

      DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000
         DENOMINATION)
         Total Class A Certificate Distribution Amount Allocable to Interest        3.4343750
         Total Class S Certificate Distribution Amount Allocable to Interest        0.7291667
         Unpaid Certificate Interest Shortfall Included in Current Distribution     0.0000000
         Unpaid Certificate Interest Shortfall Remaining after Current              0.0000000
         Distribution (Carryover)

         Total Class A Certificate Distribution Amount Allocable to Principal       0.0000000
         Scheduled Principal Collections Payment                                    0.0000000
         Accelerated Principal Distribution Amount                                  0.0000000

         Reimbursed Investor Loss Reduction Amounts Included in Current             0.0000000
         Distribution
         Investor Loss Reduction Amounts after Current Distribution (carryover)     0.0000000

         Total Amount Distributed to Class A Certificateholders                     3.4343750
         Total Amount Distributed to Class S Certificateholders                     0.7291667
         Total Amount Distributed to Certificateholders                             4.1635417

         Credit Enhancement Draw Amount                                                  0.00

      DELINQUENCIES/FORECLOSURES
         Number of Mortgages 31 to 59 Days Delinquent                                      40
         Aggregate Principal Balances of Mortgages 31 to 59 Days Delinquent      1,879,409.00
         Number of Mortgages 60 to 89 Days Delinquent                                       1
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent         97,616.00
         Number of Mortgages 90 to 179 or more Days Delinquent                              2
         Aggregate Principal Balances of Mortgages 90 to 179 or more Days           73,650.62
         Delinquent
         Number of Mortgages 180 or more Days Delinquent                                    0
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent           0.00
         Number of Mortgage Loans in Foreclosure                                            1
         Aggregate Principal Balances of Mortgage Loans in Foreclosure              36,203.00

         Book Value of Real Estate Acquired Through Foreclosure or Grant                 0.00
         of a Deed
         Aggregate Trust Balances of any Liquidated Loans in the Current                 0.00

         Month
=============================================================================================
         Prior Month Ending Balance after Purchase of Subsequent Loans:                 0.00
         Current Funding Account Deposits:                                        718,596.20
         Withdrawal for Subsequent Loan                                                 0.00
         Purchase:
         Funding Account Ending Balance:                                          718,596.20
         Funding Account Earnings:                                                      0.00

         Beginning Spread Account Principal Balance: (total cash available        488,736.55
         to Ambac)
         Spread Account  Deposit (this distribution):                                   0.00
         Spread Account Withdrawal (this distribution):                                 0.00
         Ending Spread Account Principal Balance: (total cash available to
         Ambac)                                                                   488,736.55

         Total Spread Account:                                                  4,399,356.59
         Net Excess Spread:                                                           0.000%

         Capitalized Interest Account Activity:                                   174,166.31
         Capitalized Interest Account Ending Balance:                             934,858.38

         OFFICER'S CERTIFICATE
         All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         ----------------------------------------------
         A Servicing Officer    Debora M. Toso